UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2005 (January 14, 2005)

NATIONWIDE LIFE INSURANCE COMPANY

(Exact name of registrant as specified in its charter)

Ohio	2-64559	31-4156830
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Nationwide Plaza, Columbus, Ohio	43215
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 249-7111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

On January 14, 2005, A.M. Best Company, Inc. (A.M. Best) issued a press release announcing that it had assigned a rating of “aa-” to the Global Medium-Term Notes and European Medium-Term Notes funding agreement-backed securities programs sponsored by Nationwide Life Insurance Company (NLIC), a wholly-owned subsidiary of Nationwide Financial Services, Inc. A.M. Best also assigned an issuer credit rating of “aa-” to NLIC. In addition, A.M. Best assigned a debt rating of “aa-” to the outstanding notes issued under these programs. A.M. Best’s outlook for these ratings is stable.

Concurrently, A.M. Best affirmed the financial strength ratings of “A+” (Superior) of NLIC and Nationwide Life and Annuity Insurance Company, a wholly-owned subsidiary of NLIC. A.M. Best revised its outlook for these ratings to stable from negative.

Item 9.01 – Financial Statements and Exhibits

(c)	Exhibits.

Exhibit 99.1 Summary of ratings actions taken by A.M. Best on January 14, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONWIDE LIFE INSURANCE COMPANY
(Registrant)

Date: January 18, 2005	/s/ M. Eileen Kennedy
M. Eileen Kennedy Senior Vice President — Chief Financial Officer